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                                                                    EXHIBIT 10.1

                            EL PASO ENERGY PARTNERS
                           1998 COMMON UNIT PLAN FOR
                             NON-EMPLOYEE DIRECTORS







              AMENDED AND RESTATED EFFECTIVE AS OF APRIL 18, 2001
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                               TABLE OF CONTENTS

SECTION 1   PURPOSE........................................................... 1

SECTION 2   UNITS SUBJECT TO THE PLAN......................................... 1

SECTION 3   ADMINISTRATION OF THE PLAN........................................ 2

SECTION 4   PARTICIPATION IN THE PLAN......................................... 2

SECTION 5   UNIT OPTION GRANTS AND TERMS...................................... 2

SECTION 6   RESTRICTED UNIT GRANTS AND TERMS.................................. 5

SECTION 7   GENERAL PROVISIONS................................................ 6

SECTION 8   EFFECTIVE DATE AND DURATION OF PLAN............................... 7

SECTION 9   COMPLIANCE WITH SECTION 16........................................ 7

SECTION 10  AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN.............. 7

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                            EL PASO ENERGY PARTNERS
                             1998 COMMON UNIT PLAN
                           FOR NON-EMPLOYEE DIRECTORS
              AMENDED AND RESTATED EFFECTIVE AS OF APRIL 18, 2001

                               SECTION 1  PURPOSE

     The purpose of the El Paso Energy Partners 1998 Common Unit Plan for Non-Employee Directors, Amended and Restated effective as of April 18, 2001 (the "Plan"), is to attract and retain the services of experienced and knowledgeable non-employee Directors of El Paso Energy Partners Company (the "Company"), the general partner of El Paso Energy Partners, L.P. (the "Partnership"), and to provide an incentive for such Directors to increase their proprietary interests in the Partnership's long-term success and progress.

                      SECTION 2  UNITS SUBJECT TO THE PLAN

     2.1 Subject to Section 2.2, the maximum number of common units of the Partnership (the "Common Units"), for which unit options and restricted units may be granted under the Plan is one hundred thousand (100,000) (the "Units"). The Units shall be Common Units held in the Company's or the Partnership's, as appropriate, treasury or issued out of the authorized but unissued units of the Partnership, or partly out of each, as shall be determined by the Plan Administrator (defined in Section 3 below).

     2.2 In the event of a recapitalization, unit split, unit dividend, exchange of shares or units, merger, reorganization, change in corporate structure or units of the Partnership or similar event, the Plan Administrator, may make appropriate adjustments in the number of units authorized for the Plan and, with respect to outstanding unit options and restricted units, the Plan Administrator may make appropriate adjustments in the number of Units and the unit option price, as applicable. In the event of any adjustment in the number of Units covered by any unit option or restricted unit, any fractional units resulting from such adjustment shall be disregarded and each such unit option or restricted unit shall cover only the number of full Units resulting from such adjustment.

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                      SECTION 3 ADMINISTRATION OF THE PLAN

     Unless otherwise determined by the Board of Directors of the Company (the "Board") and subject to Section 10, the Plan shall be administered by a management committee (the "Plan Administrator") consisting of the Chairman of the Board of the Company and such other senior officers of the Company or its subsidiaries or affiliates as the Chairman of the Board shall designate. The Plan Administrator shall interpret the Plan, shall prescribe, amend and rescind rules relating to it from time to time as it deems proper and in the best interests of the Company and the Partnership, and shall take any other action necessary for the administration of the Plan.

                      SECTION 4 PARTICIPATION IN THE PLAN

     Each member of the Board elected or appointed who is not otherwise an employee of the Company, the Partnership or any subsidiary or affiliate thereof (a "Participant") shall receive unit option and restricted unit grants as provided in the Plan.

                     SECTION 5 UNIT OPTION GRANTS AND TERMS

     Each unit option granted to a Participant under the Plan and the issuance of Units thereunder shall be subject to the following terms:

5.1  UNIT OPTION GRANTS

     A Participant shall automatically receive (a) a grant of unit options to purchase two thousand five hundred (2,500) Units when the Participant is initially elected or appointed as a Director of the Company and (b) a grant of unit options to purchase two thousand (2,000) Units on each date the Participant is reelected as a Director of the Company at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), beginning with the Annual Meeting in 2001.

     Each unit option granted under the Plan shall be evidenced by a written instrument delivered by or on behalf of the Plan Administrator containing terms, provisions and conditions not inconsistent with the Plan.

5.2  VESTING OF UNIT OPTIONS

     Each unit option granted to a Participant under the Plan shall be fully vested and immediately exercisable upon grant.


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5.3       UNIT OPTION PRICE

          The unit option price for a unit option granted under the Plan shall be the Fair Market Value of the Units covered by the unit option at the time the unit option is granted. For purposes of the Plan, "Fair Market Value" shall be the mean between the highest and lowest quoted selling prices at which the Common Units were sold on such date as reported in the NYSE Composite Transactions by the Wall Street Journal, or any other comparable service as the Plan Administrator may determine is reliable, on such date or, if no Common Units were traded on such date, on the next preceding date on which Common Units were so traded.

5.4       TIME AND MANNER OF EXERCISE OF A UNIT OPTION

          Each unit option may be exercised in whole or in part at any time and from time to time; provided, however, that no fewer than one hundred (100) Units (or the remaining Units then purchasable under the unit option, if less than one hundred (100) Units) may be purchased upon exercise of any unit option hereunder and that only whole Units will be issued pursuant to the exercise of any unit option.

          The purchase price of units purchased under unit options shall be paid in full to the Company upon the exercise of the unit option by delivery of consideration equal to the product of the unit option price and the number of units purchased (the "Purchase Price"). Such consideration may be paid (i) in cash or by check; (ii) in Common Units already owned by the Participant for a sufficient time (generally six (6) months) to not result in an accounting charge to the Company, or any combination of cash and Common Units, with the Fair Market Value of such Common Units valued as of the day prior to delivery; or (iii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Plan Administrator in a form satisfactory to the Plan Administrator to promptly deliver to the Company the amount of sale or loan proceeds to pay the Purchase Price. The Plan Administrator can specify that unit options granted or to be granted shall permit additional techniques to pay the Purchase Price. A Participant shall have none of the rights of a unitholder until the Common Units are issued to the Participant.

5.5       TERM OF UNIT OPTIONS

          Each unit option shall expire ten (10) years from the date of the granting thereof, but shall be subject to earlier termination as follows:

          (a) In the event that a Participant ceases to be a Director of the Company for any reason other than the death of the Participant, the unit options granted to such Participant shall expire unless exercised by him or her within thirty-six (36) months after the date such Participant ceases to be a Director of the Company.



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          (b)  In the event of the death of a Participant, whether during the
               Participant's service as a Director or during the thirty-six (36) month period referred to in Section 5.5(a), the unit options granted to such Participant shall be exercisable, and such unit options shall expire unless exercised within twelve (12) months after the date of the Participant's death, by the legal representatives or the estate of such Participant, by any person or persons whom the Participant shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the Participant's rights have passed by will or the laws of descent and distribution.

5.6       TRANSFERABILITY

          During a Participant's lifetime, a unit option may be exercised only by the Participant. Unit options granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the applicable laws of descent and distribution except that, to the extent permitted by applicable law, including Section 16, and the rules and regulations promulgated thereunder by the Securities and Exchange Commission, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan Administrator may permit a recipient of a unit option to designate in writing during the Participant's lifetime a beneficiary to receive and exercise unit options in the event of the Participant's death (as provided in Section 5.5(b)). In the event of any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any unit option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred thereby, such unit option shall be forfeited to the Company or the Partnership, as appropriate.

5.7       DEFERRAL ELECTION

          A Participant may elect irrevocably at any time (at a time and in a manner determined by the Plan Administrator) prior to exercising a unit option granted under the Plan that issuance of Units upon exercise of such unit option shall be deferred until a pre-specified date in the future or until a Participant ceases to serve as a Director of the Company, as elected by the Participant. After the exercise of any such unit option and prior to the issuance of any deferred units, the number of Units issuable to the Participant shall be credited to a memorandum deferred account and any dividends or other distributions paid on the Common Units shall be deemed reinvested in additional Common Units until all credited Units shall become issuable pursuant to the Participant's election.





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                   SECTION 6 RESTRICTED UNIT GRANTS AND TERMS

     Each restricted unit granted to a Participant under the Plan and the issuance of Common Units thereunder shall be subject to the following terms:

6.1 RESTRICTED UNIT GRANTS

     A Participant shall automatically receive a grant of restricted units equal to the Participant's annual retainer (including a chairman's retainer, if applicable) divided by the Fair Market Value, as defined in Section 5.3, of the Common Units on the grant date on each date the Participant is reelected as a Director of the Company at the Annual Meeting, beginning with the Annual Meeting in 2001, with such number of restricted units rounded down to the nearest whole unit. Each grant shall be evidenced by a written instrument delivered by or on behalf of the Company containing provisions not inconsistent with the Plan. The Participant receiving a grant of restricted units shall be recorded as a unitholder of the Company. Each Participant who receives a grant of restricted units shall have all the rights of a unitholder with respect to such Units (except as provided in the restrictions on transferability), including, but not limited to, the right to distributions on such Units; provided, however, that no Participant awarded restricted units shall have any rights as a unitholder with respect to any Units subject to the Participant's restricted unit grant prior to the date of issuance to the Participant of a certificate or certificates for such Units.

6.2 TRANSFERABILITY

     During the Participant's service as a Director of the Company, the restricted units may not be sold, assigned, transferred, pledge, hypothecated or otherwise encumbered or disposed of by the recipient (the "Restriction Period"), except in the event of death or permanent disability, the transfer to the Company or the Partnership as provided under the Plan or the Plan Administrator's waiver or modification of such restrictions in the agreement evidencing the grant of restricted units, or by resolution of the Plan Administrator adopted at any time. In the event of any attempt by the Participant to sell, exchange, transfer, pledge or otherwise dispose of restricted units in violation of the terms of the Plan, such units shall be forfeited to the Company or the Partnership, as appropriate.

6.3 TERM OF RESTRICTED UNITS

     Upon the Participant's termination as a Director of the Company for any reason, the restrictions on the Participant's restricted units shall end and the Participant (or the participant's legal representative, beneficiary or heir) shall be entitled to receive, upon payment to the Company of the par value of the Common Units, if required, in a manner determined by the Plan Administrator, one (1) Common Unit for each restricted unit granted pursuant to
Section 6.1.





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     A Participant entitled to receive restricted units under the Plan shall be issued a certificate or shall have a book-entry account established for such units. Such certificate or account shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such units and shall be subject to appropriate stop-transfer orders. The Plan Administrator may require, under such terms and conditions as it deems appropriate or desirable, that the certificates (if issued) for restricted units delivered under the Plan may be held in custody by a bank or other institution, or that the Company or the Partnership may itself hold such units in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any issuance of restricted units that the Participant shall have delivered a units power endorsed in blank relating to the restricted units.


                          SECTION 7 GENERAL PROVISIONS

     7.1 Neither the Plan, nor the granting of a unit option or restricted unit, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that a Participant has a right to continue as a Director for any period of time or at any particular rate of compensation.

     7.2 The Company shall not be required to issue any certificate or certificates for Units upon the exercise of a unit option or with respect to restricted units granted under the Plan, or record as a holder of record of Units the name of the individual exercising a unit option or receiving a grant of restricted units under the Plan, (a) without obtaining to the complete satisfaction of the Plan Administrator the approval of all regulatory bodies deemed necessary by the Plan Administrator, and (b) without complying, to the Plan Administrator's complete satisfaction, with all rules and regulations under federal, state or local law deemed applicable by the Plan Administrator.

     7.3 All costs and expenses of the adoption and administration of the Plan shall be borne by the Company or the Partnership, as appropriate.

     7.4 The Plan shall be construed and governed in accordance with the laws of the State of Texas.

     7.5 Appropriate provision shall be made for all taxes required to be withheld in connection with the exercise or other taxable event with respect to unit options or restricted units under the applicable laws or regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.

     A participant is solely responsible for obtaining, or failing to obtain, qualified tax advice prior to the Participant's (i) entering into any transaction under or with respect to the Plan, (ii) designating or choosing the times of distributions under the Plan, or (iii) disposing of any Common Units issued under the Plan.





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               SECTION 8  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective as of April 14, 1998, and amended and restated effective as of April 18, 2001. The Plan shall continue in effect until it is terminated by action of the Board or the Company's stockholder, but such termination shall not affect the then-outstanding terms of any unit options or restricted units, or the Company's obligation to issue Units under any then-exercised unit options as to which a deferral election has been made under
Section 5.7 or pursuant to restricted units in which the Restriction Period has ended.

                     SECTION 9  COMPLIANCE WITH SECTION 16

     The Company's intention is that, so long as any of the Partnership's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, with respect to awards granted to or held by Section 16 Insiders, the Plan shall comply in all respects with Rule 16b-3 or any successor rule or rule of similar application under Section 16 of the Exchange Act or rules or regulations thereunder, and, if any Plan provision is later found not to be in compliance with such exemption under Section 16, that provision shall be deemed modified as necessary to meet the requirements of such applicable exemption. For purposes of the Plan, "Section 16 Insider" means any person who receives unit options or restricted units hereunder and who is subject to the requirements of Section 16 of the Exchange Act, and the rules and regulations promulgated thereunder.

        SECTION 10  AMENDMENT, TERMINATION OR DISCONTINUANCE OF THE PLAN

     10.1 Subject to the Board and Section 10.2, the Plan Administrator may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company and the Partnership, including, but not limited to, any amendment necessary to ensure that the Company and Partnership may obtain any regulatory approval referred to in Section 7.2; provided, however, that unless the Plan Administrator determines that such change does not materially impair the value of the unit options or restricted units, no change in any unit option or restricted unit theretofore granted may be made which would impair the right of the Participant to acquire Units or retain Units that the Participant may have acquired as a result of the Plan without the consent of the Participant.

     10.2 The Board may at any time suspend the operation of or terminate the Plan with respect to any Units which are not at that time subject to any outstanding unit options or restricted units.



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          IN WITNESS WHEREOF, the Company has caused the Plan to be amended and restated on behalf of the Partnership, effective as of April 18, 2001.


                                          EL PASO ENERGY PARTNERS, L.P.
                                          By:   El Paso Energy Partners Company,
                                                The General Partner

                                          By   /s/ H. BRENT AUSTIN
                                               --------------------------------
                                          Title: Executive Vice President


ATTEST:

BY /s/ DAVID SIDDALL
   -----------------------------
Title: Corporate Secretary